                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                  Form 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 9, 2000
                           Date of Report (Date of
                           earliest event reported)


                              IMMUNEX CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Washington                      0-12406                  51-0346580
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

                51 University Street, Seattle, Washington 98101
--------------------------------------------------------------------------------
         (Address of Principal Executive Office)            (Zip Code)

                                (206) 587-0430
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On August 9, 2000, Immunex Corporation announced that it had filed a Form S-3 shelf registration statement with the Securities and Exchange Commission for the sale of up to 70 million shares of Immunex common stock by it and American Home Products Corporation (AHP), its principal shareholder. In addition, Immunex and AHP announced a number of new business arrangements and agreements between the two companies, including an amendment to Immunex's existing governance agreement. Copies of the press releases relating to these announcements and the governance agreement amendment were previously filed and are incorporated by reference into this amended report. Copies of three additional agreements between Immunex and AHP are filed with this amended report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     10.1* Amendment No. 2 to Amended and Restated Governance Agreement among Lederle Oncology Corporation, American Cyanamid Company and Immunex Corporation dated as of August 9, 2000

     10.2 Memorandum of Understanding for Helix Project Financing Guaranty between Immunex Corporation and American Home Products Corporation dated August 9, 2000

     10.3 Letter Agreement Regarding Shelf Registration Statement between Immunex Corporation and American Home Products Corporation dated August 9, 2000

     10.4 Memorandum of Understanding Regarding Greenwich Holding's West Greenwich, RI Biopharmaceuticals Facility between Immunex Corporation and American Home Products Corporation dated August 9, 2000

     99.1*     Immunex Corporation Press Release Dated August 9, 2000

                                                                          PAGE 2
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     99.2*     Immunex Corporation and American Home Products Corporation Joint
               Press Release Dated August 9, 2000

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       *       Previously filed.

                                                                          PAGE 3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMUNEX CORPORATION


Dated:  August 29, 2000                 By  /s/ David A. Mann
                                          --------------------------------------
                                        Name:  David A. Mann
                                        Its:  Senior Vice President, Chief
                                              Financial Officer and Treasurer

                                                                          PAGE 4
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                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

    10.1* Amendment No. 2 to Amended and Restated Governance Agreement among Lederle Oncology Corporation, American Cyanamid Company and Immunex Corporation dated as of August 9, 2000

    10.2 Memorandum of Understanding for Helix Project Financing Guaranty between Immunex Corporation and American Home Products Corporation dated August 9, 2000

    10.3 Letter Agreement Regarding Shelf Registration Statement between Immunex Corporation and American Home Products Corporation dated August 9, 2000

    10.4 Memorandum of Understanding Regarding Greenwich Holding's West Greenwich, RI Biopharmaceuticals Facility between Immunex Corporation and American Home Products Corporation dated August 9, 2000

    99.1*         Immunex Corporation Press Release Dated August 9, 2000

    99.2* Immunex Corporation and American Home Products Corporation Joint Press Release Dated August 9, 2000

-----------------
      *           Previously filed.

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